                                                                      EXHIBIT 13

             CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF
                                FINANCIAL OFFICER

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of VocalTec Communications Ltd. (the
"Company") on Form 20-F for the period ended December 31, 2009 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), we, Ido
Gur, Chief Executive Officer of the Company, and Joshua Di-nur, Chief Financial
Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge, information and belief:

     (1) The Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Dated: May 12, 2010

                                            By: /s/ Ido Gur
                                            ----------------------
                                            Ido Gur
                                            Chief Executive Officer

                                            By: /s/ Joshua Di-nur
                                            ----------------------
                                            Joshua Di-nur
                                            Chief Financial Officer